UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 25, 2021

Corteva, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38710	82-4979096
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

974 Centre Road, Building 735

Wilmington, Delaware 19805

(Address of principal executive offices)(Zip Code)

(302) 485-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CTVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Corteva, Inc. (the “Company”) announced that Charles Victor (“Chuck”) Magro, age 52, would succeed James C. Collins, Jr., as chief executive officer of Corteva, Inc. (the “Company”) and as a member of the Company’s board of directors (the “Board”) effective November 1, 2021. The Company previously announced Mr. Collins’ retirement as chief executive officer and director upon the appointment of his successor. Mr. Magro will fill the vacancy on the Board resulting from Mr. Collins retirement and will serve a term expiring at the Company’s next annual meeting of stockholders.

Mr. Magro served as president and chief executive officer of Nutrien Ltd. (“Nutrien”) from January 2018 until April 2021. Prior to that, for four years Mr. Magro served as President and Chief Executive Officer of Agrium Inc., which merged with Potash Corporation of Saskatchewan Inc. (PotashCorp) to create Nutrien. Before his appointment as chief executive officer of Agrium Inc. in 2014, Mr. Magro held a variety of other key leadership roles there, including chief operating officer, chief risk officer, executive vice president of corporate development, and vice president of manufacturing. He joined Agrium Inc. in 2009 following a productive career with NOVA Chemicals. Mr. Magro holds a bachelor of applied science (chemical engineering) from the University of Waterloo and a master of business administration from the University of Windsor.

In connection with his appointment, the Company entered into a letter agreement with Mr. Magro on October 25, 2021 (the “Letter Agreement”). Under the Letter Agreement, Mr. Magro’s annual base salary will be $1,300,000. His incentive opportunity under the Company’s annual Performance Reward Plan for the 2021 performance year is set at 150% of his base salary, and will be prorated based on his hire date.

Under the Letter Agreement, Mr. Magro will be eligible to receive annual grants of long-term incentive awards under the 2019 Corteva Omnibus Incentive Plan (the “OIP”) beginning in 2022 with a target grant date value of $9,000,000. Annual grants will be subject to the terms and conditions of the OIP and will be granted under award agreements generally consistent with the Company’s grants to other named executive officers. Mr. Magro will be eligible to participate in the Company’s Change in Control and Executive Severance Plan and will be subject to Company’s chief executive officer stock ownership guideline of six times base salary. Mr. Magro is also entitled to receive certain moving and relocation expenses under the Company’s relocation policy, not to exceed $750,000 in aggregate. Mr. Magro will be eligible to receive certain welfare and other benefits generally available to the Company’s executives.

The foregoing description of the Letter Agreement and Severance Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Letter Agreement and Severance Plan, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and incorporated by reference herein.

In connection with the Company’s entry into the Letter Agreement with Mr. Magro, the Company and Nutrien have entered into an agreement to coordinate the application of Mr. Magro’s existing restrictive covenants owed to Nutrien with his services for the Company under the Letter Agreement, pursuant to which the Company has agreed to (A) pay to Nutrien a lump sum payment of $18,700,000 USD, (B) indemnify Nutrien for any breaches by Mr. Magro in connection with his employment with the Company of his surviving restrictive covenants owed to Nutrien, and (C) abide by certain customary restrictive covenants, which generally expire in 2023.

There are no other arrangements or understandings between Mr. Magro and any other person pursuant to which he was appointed, or that would otherwise be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

The Company issued a news release on October 28, 2021, announcing the appointment of Mr. Magro. A copy of this news release is furnished as Exhibit 99.1. The Company is furnishing the information under this item, including Exhibit 99.1, pursuant to Item 7.01, “Regulation FD Disclosure.”

Cautionary Statement About Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and may be identified by their use of words like “guidance”, “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “projects,” “estimates,” “outlook,” or other words of similar meaning. All statements that address expectations or projections about the future, including statements about the Company’s strategy for growth and financial results are forward-looking statements.

Forward-looking statements are based on certain assumptions and expectations of future events which may not be accurate or realized. Forward- looking statements also involve risks and uncertainties, many of which are beyond the Company’s control. While the list of factors presented below is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s business, results of operations and financial condition. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any such forward-looking statements include: (i) failure to obtain or maintain the necessary regulatory approvals for some Company products; (ii) failure to successfully develop and commercialize the Company’s pipeline; (iii) effect of the degree of public understanding and acceptance or perceived public acceptance of the Company’s biotechnology and other agricultural products; (iv) effect of changes in agricultural and related policies of governments and international organizations; (v) effect of competition and consolidation in the Company’s industry; (vi) effect of competition from manufacturers of generic products; (vii) costs of complying with evolving regulatory requirements and the effect of actual or alleged violations of environmental laws or permit requirements; (viii) effect of climate change and unpredictable seasonal and weather factors; (ix) risks related to oil and commodity markets; (x) competitor’s establishment of an intermediary platform for distribution of the Company’s products; (xi) impact of the Company’s dependence on third parties with respect to certain of its raw materials or licenses and commercialization; (xii) effect of industrial espionage and other disruptions to the Company’s supply chain, information technology or network systems; (xiii) effect of volatility in Company’s input costs; (xiv) failure to realize the anticipated benefits of the internal reorganizations taken by DowDuPont in connection with the spin-off of the Company and other cost savings initiatives; (xv) failure to raise capital through the capital markets or short-term borrowings on terms acceptable to the Company; (xvi) failure of the Company’s customers to pay their debts to the Company, including customer financing programs; (xvii) increases in pension and other post-employment benefit plan funding obligations; (xviii) risks related to the indemnification obligations of legacy liabilities in connection with the separation of the Company; (xix) effect of compliance with laws and requirements and adverse judgments on litigation; (xx) risks related to the Company’s global operations; (xxi) failure to effectively manage acquisitions, divestitures, alliances and other portfolio actions; (xxii) risks related to COVID-19; (xxiii) risks related to activist stockholders; (xxiv) the Company’s intellectual property rights or defend against intellectual property claims asserted by others; (xxv) effect of counterfeit products; (xxvi) the Company’s dependence on intellectual property cross-license agreements; (xxvii) other risks related to the separation from DowDuPont; (xxviii) risks related to the Biden executive order Promoting Competition in the American Economy; and (xxix) risks associated with the Company’s CEO transition. Additionally, there may be other risks and uncertainties that the Company is unable to currently identify or that the Company does not currently expect to have a material impact on its business. Where, in any forward-looking statement, an expectation or belief as to future results or events is expressed, such expectation or belief is based on the current plans and expectations of the Company’s management and expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the expectation or belief will result or be achieved or accomplished. The Company disclaims and does not undertake any obligation to update or revise any forward-looking statement, except as required by applicable law. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements or other estimates is included in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, as modified by subsequent Quarterly Reports on Forms 10-Q and Current Reports on Form 8-K.

Item 9.01	Exhibits.

(d)	Exhibits.

10.1	Letter Agreement between Charles Victor Magro and Corteva, Inc., dated October 25, 2021

10.2	Corteva, Inc. Change in Control and Executive Severance Plan

99.1	Press Release, dated October 28, 2021

104	The cover page from the Company’s Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORTEVA, INC.
(Registrant)

By:	/s/ Cornel B. Fuerer
Name:	Cornel B. Fuerer
Title:	Senior Vice President, General Counsel, & Secretary

October 28, 2021